                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 JUNE 29, 1995
                       (Date of Earliest Event Reported)


                           BRADLEY REAL ESTATE, INC.
               (Exact name of registrant as specified in charter)


      MARYLAND                          1-10328                04-6034603
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                     Identification Number)




               250 BOYLSTON STREET, BOSTON, MASSACHUSETTS  02116
          (Address of principal executive offices, including Zip Code)


                                 (617) 421-0680
              (Registrant's telephone number, including area code)



                      The Exhibit Index appears on page 4.
            There are 22 pages in this report, including exhibits.

Item 5 - Other Events
- ---------------------

       Following the close of trading on the New York Stock Exchange (the "NYSE") on June 29, 1995, Bradley Real Estate, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with a syndicate of underwriters (the "Underwriters") represented by PaineWebber Incorporated and Alex. Brown & Sons Incorporated regarding the underwritten public offering (the "Offering") of 2,500,000 shares (the "Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"). The Shares are being offered to the public at a price of $16.00 per share, the closing price of the Common Stock on the NYSE on June 29, 1995, with estimated net proceeds to the Company of $37.3 million after deducting the underwriting discount and other expenses. The Underwriting Agreement includes a 30-day option granted by the Company to the Underwriters to purchase up to 375,000 additional shares, on the same terms, solely to cover over-allotments.

       The Offering is being made pursuant to the Company's existing shelf Registration Statement (Securities and Exchange Commission File No. 33-87084), and the Company's Prospectus Supplement dated June 29, 1995 to the Prospectus dated June 9, 1995. For further information regarding the Offering, reference is made to the Underwriting Agreement and the Company's Prospectus Supplement and Prospectus, which are included as exhibits to this report and are incorporated by reference herein.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
- ---------------------------------------------------------------------------

(a)    Financial Statements of Business Acquired:               Not Applicable


(b)    Pro Forma Financial Information:                         Not Applicable

(c)    Exhibits:

       1.1 Underwriting Agreement dated June 29, 1995 by and among the Company and the Underwriters.

       23.1  Consent of KPMG Peat Marwick LLP.

       99.1 Prospectus Supplement dated June 29, 1995 and Prospectus dated June 9, 1995 relating to the Offering (incorporated by reference to the Prospectus Supplement and Prospectus as filed by EDGAR transmission on June 30, 1995 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended).

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRADLEY REAL ESTATE, INC.



Date:  June 30, 1995                    By: /s/E. Lawrence Miller
                                            ------------------------------------
                                            E. Lawrence Miller
                                            President

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                               Page
- -------                                                               ----
1.1    Underwriting Agreement dated June 29, 1995
       by and among the Company and the Underwriters.                   5

23.1   Consent of KPMG Peat Marwick LLP.                               22

99.1   Prospectus Supplement dated June 29, 1995
       and Prospectus dated June 9, 1995 relating to the Offering.      *


_______________________________

* Incorporated by reference to the Prospectus Supplement and Prospectus as filed by EDGAR transmission on June 30, 1995 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended.